Putnam
Arizona
Tax Exempt
Income Fund

ANNUAL REPORT
May 31, 1997

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Fund highlights

* "Depending on your tax bracket, municipal bonds may offer juicier after-tax yields than Treasuries of comparable maturities."

                    --  Money, May 1997

* "For four years running, Arizona has maintained its place at the very top of the nation in economic growth and prosperity. As I always like to remind you, this has not been a matter of chance. It has been a matter of choice."

                    -- Governor Fife Symington, State of the State Address, January 13, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

18 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Arizona Tax Exempt Income Fund began fiscal 1997 on a hopeful, yet cautious note in June 1996 after a somewhat tumultuous year for the municipal bond market. The hope was warranted, as the market rallied in the fall. The caution was justified, for the rally ended abruptly in late winter, cut short by investor worries that inflation and interest rates would both rise in the wake of an economy still growing too fast.

From the vantage point of the fiscal year's close on May 31, 1997, we can see that the volatility, while somewhat nerve-racking for many investors, was unusually low. By spring, even the Federal Reserve Board's increase in the federal funds rate in late March, the source of considerable earlier anxiety, caused little stir.

It is in these contexts that Fund Manager Howard Manning discusses your fund's performance for the year just past and his view of its prospects for the year ahead. His report begins on the following page.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Howard K. Manning

Compared with results in other years in the not-too-distant past, the municipal bond market for the 12 months ended May 31, 1997, has been characterized by abnormally low volatility in all dimensions. This is true not only for interest-rate movements, but changes in bond spreads as well. Despite this environment, punctuated by waves of uncertainty over economic strength and interest rates, Putnam Arizona Tax Exempt Income Fund posted attractive returns for the 12 months ended May 31, 1997: Class A shares generated 7.52% at net asset value, 2.42% at public offering price. In comparison, the Lehman Brothers Municipal Bond Index reported a return of 8.29%. Please see pages 9 through 11 for Class B and Class M shares, and performance over longer periods.

* WAITING GAME OVER INTEREST RATES CONTINUES

Even the increase of a quarter of a percentage point by the Federal Reserve Board in late March was virtually a nonevent for the markets, primarily because the long-awaited rate increase had already been priced into the market. Throughout the year, interest rates moved up and down in a relatively narrow trading range with the 30-year Aaa municipal bond falling from 5.82% to 5.47% over the period. This produced modest appreciation in net asset value while keeping dividends at an attractive level.

At its May policy-setting meeting, the Fed once again took no action on interest rates. The municipal bond market's reaction appeared subdued, but bond prices did respond favorably. Until there is more conclusive evidence of inflation, we believe the bond markets will continue to show some uncertainty while they await further Fed action.

* FUND MANAGEMENT ADOPTS DEFENSIVE STRATEGIES

Amidst robust economic growth, and with yields on long-term municipal bonds near historic lows, we have adopted a defensive strategy in managing your fund. Moving the portfolio toward a slightly shorter duration is one way we are accomplishing this. Duration is a measure of the portfolio's maturity structure; shorter durations can help preserve principal value as interest rates rise, although they may also prevent the fund from participating fully in a rally should rates decline.

Another defensive strategy we are using is to place a greater emphasis on premium bonds. Premium bonds sell at prices above par value ($100.00), carrying higher coupons and tending to be more stable in price when interest rates are rising. At period's end, the average market price of the fund's bonds was well above par.

Credit spreads nationwide and in Arizona have been extremely narrow, meaning that the yields offered by high-quality bonds are close to those offered by lower-rated bonds. This normally happens in periods of strong economic activity. Credit quality within the fund is high -- stemming from the increasing penetration of municipal bond insurance, which bestows Aaa ratings on approved issues.

* LOCAL ECONOMY SPARKLES AMIDST LOW SUPPLY OF BONDS

A vibrant economy and a growing population place Arizona in an enviable financial position and Arizona municipal bonds are benefiting. Despite the demand, however, the supply of Arizona offerings remains lean. This situation is magnified by the lack of local lower-investment-grade bonds available for investment. Because issuers can pay a lower interest rate if their bonds are insured, much of the supply of Baa and A bonds with attractive yields has been eliminated by the purchase of insurance.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/Health care                     20.8%

Education                                 20.8%

Transportation                            18.8%

Utilities                                  8.6%

Housing                                    8.0%

Footnote reads:
*Based on net assets as of 5/31/97. Holdings will vary over time.

The statewide economy has also developed international ventures that may help buffer future downturns. Major markets for Arizona products include Mexico, the United Kingdom, and Japan.

* FOCUS ON IMPROVING CALL PROTECTION AND COUPON STRUCTURE

As we focus on improving the fund's income stream and price stability, we have continued our efforts in three key areas: upgrading call protection and optimizing both yield-curve position and coupon structure. Call protection means reducing the risk that a bond will be called away at a certain date if interest rates are lower than when the bond was originally issued. One way to lower this risk is to emphasize noncallable bonds when making investment decisions for the fund.

Optimizing yield curve position also results in improving the so-called aging characteristics of the portfolio. Given the current flatness of the yield curve, bonds with intermediate maturities will increase in value as they draw closer to their call dates or maturity dates and rotate toward the shorter end of the yield curve. Capitalizing on this appreciation potential -- which operates independently of interest-rate changes -- can help us build the overall value of the portfolio over time.

* HEALTH CARE REIGNS AS TOP-PERFORMING SECTOR

Bonds in the health-care sector continue to outperform other sectors. Within this group, we have focused on the Sierra Vista Community Hospital. We purchased this bond not only for its attractive tax-free income and improving credit situation, but because we believe it is a candidate for prerefunding. This process takes place when the issuer floats a second bond to raise funds to pay off an older bond, generally in a lower interest-rate environment. The proceeds from the second bond are invested in Aaa-rated U.S. Treasury securities that mature around the time the older bond can be called. The market then perceives this added security as a credit upgrade, which boosts the bond's price. With a coupon of 8.75%, these bonds have contributed substantially to the fund's income.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa                     47.6%

Aa                      19.1%

A                        5.6%

Baa                     16.5%

Ba                       8.1%

B                        1.4%

VMIGI                    1.7%

Footnote reads:
*As a percentage of market value as of 5/31/97. A bond rated Baa or higher is considered investment grade. All ratings relfect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

We also hold a small position in the City of Phoenix general obligation bonds. These bonds carry ratings of AA+ and Aa1 from Standard & Poor's and Moody's, respectively. While these holdings may change, these high ratings reflect the strength of the local economy, a rebound in assessed values, and good city management.

* FUND MANAGEMENT PLANNING TO MAINTAIN DEFENSIVE STRATEGIES

Looking ahead, we consider continuation of the current low volatility to be improbable. In fact, unless the economy shows more convincing signs of a slowdown, we believe there is a strong possibility of another Fed tightening this summer. The next employment report, a key measure of the economy's growth pace, will be watched by the markets very closely. However, investors should not let a small rise in interest rates keep them from buying municipal bonds. Municipals still represent good after-tax value against taxable investments and an excellent way to diversify a stock-heavy portfolio.

As steady economic growth continues, we currently expect to maintain a defensive posture that emphasizes high current income and price stability. This should serve the funds well if rates move up. Our large, highly experienced staff of research analysts will concentrate on trying to identify undervalued issuers -- particularly of bonds rated A and Baa -- to generate an attractive and competitive income for the fund. In this environment, special attention to credit and sector selection becomes very important in providing price stability, steady income, and liquidity.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Arizona Tax Exempt Income Fund is designed for investors seeking high current income free from federal and Arizona income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/97
                                   Class A         Class B         Class M
(inception date)                  (1/30/91)       (7/15/93)       (7/3/95)
                                NAV      POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                          7.52%   2.42%   6.94%   1.94%   7.19%   3.68%
------------------------------------------------------------------------------
5 years                        35.75   29.33   30.78   28.78   33.69   29.35
Annual average                  6.30    5.28    5.51    5.19    5.98    5.28
------------------------------------------------------------------------------
Life of fund                   54.57   47.31   47.34   47.34   51.14   46.24
Annual average                  7.12    6.31    6.31    6.31    6.74    6.19
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97
                                                   Lehman Bros.    Consumer
                                                  Municipal Bond    Price
                                                      Index         Index
------------------------------------------------------------------------------
1 year                                                 8.29%        2.23%
------------------------------------------------------------------------------
5 years                                               41.80        14.60
Annual average                                         7.24         2.76
------------------------------------------------------------------------------
Life of fund                                          60.64        18.95
Annual average                                         7.78         2.78
------------------------------------------------------------------------------
Returns for class A and class M shares at POP reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1- and 5-year periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. Returns shown for class B and class M for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/30/91

                Fund's
                class A        Lehman Bros.   Consumer
                shares         Municipal      Price
                at POP         Bond Index     Index
                -------        -----------    --------
1/30/91           9525            10000         10000
12/31/91         10565            11171         10268
12/31/92         11519            12155         10566
12/31/93         12905            13648         10856
12/31/94         12039            12945         11146
12/31/95         14095            15205         11429
12/31/96         14518            15880         11809
5/31/97          14731            16064         11895

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $14,734 on 5/31/97 and a $10,000 investment in the fund's class M shares would have been valued at $15,114 ($14,624 at public offering price). Please see the first page of the performance section for the method of performance calculation.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/97
                                  Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)              12              12              12
------------------------------------------------------------------------------
Income                           $0.461950       $0.402491       $0.434620
------------------------------------------------------------------------------
  Total                          $0.461950       $0.402491       $0.434620
------------------------------------------------------------------------------
Share value:                    NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/96                       $8.84   $9.28        $8.82      $8.85   $9.15
------------------------------------------------------------------------------
5/31/97                        9.03    9.48         9.02       9.04    9.34
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1         5.04%   4.80%        4.39%      4.74%   4.59%
------------------------------------------------------------------------------
Taxable equivalent2            8.80    8.38         7.66       8.28    8.01
------------------------------------------------------------------------------
Current 30-day SEC yield3      4.73    4.50         4.08       4.43    4.28
------------------------------------------------------------------------------
Taxable equivalent2            8.26    7.86         7.12       7.73    7.47
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Assumes maximum 42.72% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may be subject to the alternative minimum tax. Income may also be subject to state and local taxes.

3 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURNS FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)
                                  Class A         Class B         Class M
(inception date)                 (1/30/91)       (7/15/93)       (7/3/95)
                                NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                         7.38%   2.32%   6.58%   1.58%   7.05%   3.56%
------------------------------------------------------------------------------
5 years                        34.7   28.27   29.75   27.75   32.64   28.39
Annual average                 6.14    5.11    5.35    5.02    5.81    5.13
------------------------------------------------------------------------------
Life of class                 56.07   48.73   48.54   48.54   52.57   47.62
Annual average                 7.19    6.39    6.37    6.37    6.81    6.26
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Please see the first page of the performance section for method of performance calculation.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended May 31, 1997

To the Trustees and Shareholders of
Putnam Arizona Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Arizona Tax Exempt Income Fund, including the portfolio of investments owned, as of May 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Arizona Tax Exempt Income Fund as of May 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                     Coopers & Lybrand L.L.P.
Boston, Massachusetts
July 16, 1997




Portfolio of investments owned
May 31, 1997

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
CLI Insd.   -- Connie Lee Insurance Insured
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FNMA Coll.  -- Federal National Mortgage Association Collateralized
FHA Insd.   -- Federal Housing Administration Insured
FHLMC Coll. -- Federal Home Loan Mortgage Corporation Collateralized
FSA         -- Financial Security Assurance
GNMA Coll.  -- Government National Mortgage Association Collateralized
G.O. Bonds  -- General Obligation Bonds
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.2%) *
PRINCIPAL AMOUNT                                                               RATING**        VALUE

Arizona (89.8%)
------------------------------------------------------------------------------------------------------------
 $ 1,975,000     AZ State Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                   (Phoenix Mem. Hosp.), 8.2s, 6/1/21                          BBB              $  2,145,344
                 AZ State Trans. Board Excise Tax Rev. Bonds
                   (Maricopa Cnty. Regl. Area), Ser. A, AMBAC
      5,000,000    6 1/2s, 7/1/04                                              Aaa                 5,512,500
      1,950,000    5.6s, 7/1/03                                                Aaa                 2,042,625
      4,000,000  AZ State Trans. Board Hwy. Rev. Bonds,
                   Ser. A, 6s, 7/1/08                                          Aa                  4,345,000
      1,500,000  AZ State Student Loan Acquisition Auth.
                   Rev. Bonds, Ser. B, 6.6s, 5/1/10                            Aa                  1,591,875
                 Central AZ Wtr. Consv. Dist. Contract Rev. Bonds
                   (Central AZ), Ser. A
      1,750,000    5 1/2s, 11/1/10                                             AA                  1,782,813
      3,750,000    5 1/2s, 11/1/08                                             AA                  3,890,620
      1,450,000  Chandler, G.O. Bonds, FGIC, 8s, 7/1/10                        Aaa                 1,825,188
      1,100,000  Chandler, St. & Hwy. Rev. Bonds, MBIA, 8s, 7/1/11             Aaa                 1,398,375
      2,150,000  Chandler, Wtr. & Swr. Rev. Bonds, FGIC, 8s,
                   7/1/14 #                                                    Aaa                 2,797,688
                 Cochise Cnty., Indl. Dev. Rev. Bonds
                   (Sierra Vista Cmnty. Hosp.)
      1,995,000    Ser. B, 8 1/2s, 12/1/21                                     BBB/P               2,256,844
      2,685,000    Ser. C, 8 1/4s, 12/1/14                                     BBB/P               3,067,613
        750,000  Cochise Cnty., Unified School Dist. No. 68
                   Rev. Bonds, FGIC, 7 1/2s, 7/1/09                            Aaa                   903,750
      4,000,000  Coconino Cnty., Poll. Control Rev. Bonds
                   (Nevada Power Co.), 6 3/8s, 10/1/36                         BBB                 4,045,000
      3,880,000  Gila Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                   (Asarco Inc.), Ser. 85, 8.9s, 7/1/06                        Baa                 4,008,350
      1,000,000  Gilbert, Wtr. & Swr. Rev. Bonds,
                   FGIC, 6 1/2s, 7/1/22                                        Aaa                 1,073,750
      1,500,000  Gilbert, Wtr. & Wastewtr. Syst. Rev. Bonds
                   (Connection Dev. Fee), 6 7/8s, 4/1/14                       BB/P                1,503,750
      1,000,000  Glendale, Indl. Dev. Auth. Edl. Fac.
                   Rev. Bonds, CLI Insd., 7 1/8s, 7/1/20                       AAA                 1,162,500
      4,500,000  Maricopa Cnty., Hosp. Rev.Bonds
                   (Sun Health Corp.), 6 1/8s, 4/1/18                          Baa                 4,550,625
      2,670,000  Maricopa Cnty., Indl. Dev. Auth. Multi-Fam. Hsg.
                   Rev. Bonds (Laguna Point Apt.), 6 3/4s, 7/1/19              A                   2,750,100
      3,500,000  Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac.
                   Rev. Bonds (Samaritan Hlth. Svcs.),
                   Ser. A, MBIA, 7s, 12/1/16                                   Aaa                 4,099,375
      5,000,000  Maricopa Cnty., Poll. Control Rev. Bonds
                   (Public Service Co. NM), Ser. A, 6.3s, 12/1/26              Ba                  5,068,750
                 Maricopa Cnty., School Dist. G.O. Bonds
      2,000,000    (Dist. No. 69 Paradise Valley),
                   Ser. B, MBIA, 7s, 7/1/12                                    Aaa                 2,347,500
      1,500,000    (No. 11 Peoria U.), MBIA, 6.4s, 7/1/10                      Aaa                 1,588,125
      3,175,000    Ser. C, FSA, 6 1/4s, 7/1/14                                 Aaa                 3,468,688
      2,875,000    (No. 4 Mesa U.), Ser. B, FGIC, 5s, 7/1/12                   Aaa                 2,767,188
      3,650,000  Mesa G.O. Bonds, FGIC, 6 1/2s, 7/1/09                         Aaa                 4,083,438
      1,000,000  Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12            Aaa                 1,192,500
      1,455,000  Mohave Cnty., Indl. Dev. Auth. Multi-Fam. Mtge.
                   Rev. Bonds (Coopers Ridge Apts.),
                   FHA Insd., 7 3/8s, 4/1/32                                   AAA                 1,558,669
                 Phoenix G.O. Bonds
      1,000,000    6 3/8s, 7/1/13                                              Aa                  1,061,250
      1,000,000    6s, 7/1/10                                                  Aa                  1,072,500
      1,600,000  Phoenix, Hsg. Fin. Corp. Mtge. Rev. Bonds,
                   Ser. A, MBIA, 6.9s, 1/1/23                                  Aaa                 1,658,000
      2,150,000  Phoenix, Indl. Dev. Auth. Mtge. Rev. Bonds
                   (Chris Ridge Village), FHA Insd., 6.8s, 11/1/25             AAA                 2,222,563
        875,000  Phoenix, Indl. Dev. Auth. Rev. Bonds
                   (Christian Care Retirement Apts.),
                   Ser. A, 10 1/4s, 1/1/18                                     AA/P                  912,791
                 Pima Cnty., G.O. Bonds (Cmnty. College Dist.), Ser. A
      2,270,000    5s, 7/1/16                                                  Aa                  2,116,775
      2,150,000    5s, 7/1/15                                                  Aa                  2,031,750
      2,035,000    5s, 7/1/14                                                  Aa                  1,938,338
      2,015,000  Pima Cnty., Indl. Dev. Auth. Single Family Mtge.
                   Stepped-Coupon Rev. Bonds, FNMA Coll.,
                   GNMA Coll. , FHLMC Coll., 6.15s,
                   (6.95s, 8/1/98), 11/1/23 ++                                 AAA                 2,139,406
      2,500,000  Pima Cnty., Indl. Dev. Auth. VRDN
                   (Tucson Elec. Pwr. Ivington),
                   Ser. A, 3.9s, 10/1/22 (Societe Gernerale LOC)               VMIG1               2,500,000
      1,000,000  Pima Cnty., School Dist. No. 1 Rev. Bonds,
                   FGIC, 7 1/2s, 7/1/08                                        Aaa                 1,212,500
      2,000,000  Pinal Cnty., COP, 6 1/2s, 6/1/09                              AA                  2,097,500
      2,000,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Casa Grande Regl. Med. Ctr.),
                   Ser. A, 8 1/8s, 12/1/22                                     B/P                 2,112,500
      1,325,000  Pinal Cnty., School Dist. (AZ U., Apache Junction),
                   Ser. A, FGIC, 6.8s, 7/1/08                                  Aaa                 1,533,688
      3,250,000  Salt River, Project Agric Rev. Bonds, 6s, 1/1/09              Aa                  3,514,063
      4,000,000  Scottsdale, Indl. Dev. Auth. Rev. Bonds
                   (First Mtge. Westminster Village),
                   Ser. A, 8 1/4s, 6/1/15                                      BB/P                4,390,000
      1,000,000  Sedona COP, 7.2s, 4/1/12                                      BBB/P               1,033,750
      1,800,000  Sierra Vista, Indl. Dev. Auth. Hosp. Rev. Bonds
                   (Sierra Vista Cmnty. Hosp.), 8 3/4s, 12/1/16                Aaa                 1,973,250
      1,000,000  South Tucson, Muni. Property Corp. Fac.
                   Rev. Bonds, 8 1/2s, 6/1/05                                  BB                  1,092,500
      3,985,000  Tucson G.O. Bonds, FGIC, 6.4s, 7/1/08                         Aaa                 4,463,200
      4,000,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                   (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                   A                   4,500,000
        880,000  Tucson, Indl. Dev. Auth. Multi-Fam. Rev. Bonds
                   (La Entrada), FHA Insd., 7.4s, 7/1/26                       AAA                   919,600
                 Tuscon, St. & Hwy. User Rev. Bonds.
      3,765,000    Sr. Lien, MBIA, 6s, 7/1/10                                  Aaa                 4,042,669
      2,200,000    Ser. A, MBIA, 5s, 7/1/15                                    Aaa                 2,079,000
      1,000,000  U. of AZ COP (Telecommunications Syst.),
                   6 1/2s, 7/15/12                                             A                   1,058,750
                 U. of AZ Rev. Bonds
      1,000,000    Ser. B, 6.9s, 6/1/16                                        AA                  1,087,500
      1,000,000    6 1/4s, 6/1/11                                              AA                  1,050,000
      1,450,000  U. of AZ Med. Ctr. Corp. Hosp. Rev. Bonds,
                   MBIA, 6 7/8s, 7/1/21                                        Aaa                 1,605,875
                                                                                              --------------
                                                                                                 136,248,261

Puerto Rico (8.4%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Cmnwlth. of PR G.O. Bonds, MBIA, 6 1/4s, 7/1/12               Aaa                 1,103,750
                 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
      3,225,000    Ser. Y, 6 1/4s, 7/1/13                                      Baa                 3,503,156
      1,000,000    Ser.  Y, MBIA, 6 1/4s, 7/1/09                               Aaa                 1,112,500
                 Cmnwlth of PR Pub. Bldg. Auth. Gtd. Ed. & Hlth.
                   Fac. Rev. Bonds
      1,500,000    Ser. L, 6 7/8s, 7/1/21                                      Aaa                 1,680,000
      5,000,000    Ser. M, AMBAC, 5 3/4s, 7/1/10                               Aaa                 5,275,000
                                                                                              --------------
                                                                                                  12,674,406
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $144,499,321) ***                                    $  148,922,667
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $151,585,868.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost on a tax basis is $144,502,844, resulting in gross unrealized appreciation and depreciation of $5,101,628 and $681,805, respectively, or net unrealized appreciation of $4,419,823.

 ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1997.

    The rates shown on VRDN's, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 1997.

    The fund had the following industry group concentrations greater than 10% at May 31, 1997 (as a percentage of net assets):

       Education                     20.8%
       Hospitals/Healthcare          20.8
       Transportation                18.8

     The fund had the following insurance concentrations greater than 10% at May 31, 1997 (as a percentage of net assets):

        FGIC                         14.4%
        MBIA                         13.9



----------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1997
                                             Aggregate Face   Expiration     Unrealized
                                Total Value       Value          Date       Depreciation
----------------------------------------------------------------------------------------
Municipal Bond
Index Futures (Short)           $9,945,000     $9,619,132       June 97       $(325,868)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $144,499,321) (Note 1)                                                $148,922,667
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            3,429,915
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                       81,672
---------------------------------------------------------------------------------------------------
Total assets                                                                            152,434,254

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                            145,533
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 26,563
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       200,164
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  145,585
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                225,915
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   22,195
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 5,617
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,148
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       60,956
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       14,710
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           848,386
---------------------------------------------------------------------------------------------------
Net assets                                                                             $151,585,868

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $150,252,019
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 98,014
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
(Note 1)                                                                                 (2,861,643)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                4,097,478
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $151,585,868

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($122,743,039 divided by 13,590,218 shares)                                                   $9.03
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.03)*                                        $9.48
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($28,340,214 divided by 3,142,442 shares)+                                                    $9.02
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($502,615 divided by 55,575 shares)                                                           $9.04
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.04)**                                       $9.34
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1997

Tax exempt interest income:                                                            $ 9,071,401
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           902,931
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             166,122
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           14,979
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,884
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      247,454
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      222,553
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        2,032
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               1,141
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     23,559
--------------------------------------------------------------------------------------------------
Registration fees                                                                              316
--------------------------------------------------------------------------------------------------
Auditing                                                                                    25,598
--------------------------------------------------------------------------------------------------
Legal                                                                                       18,924
--------------------------------------------------------------------------------------------------
Postage                                                                                     11,361
--------------------------------------------------------------------------------------------------
Other                                                                                        6,725
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,650,579
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (97,728)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,552,851
--------------------------------------------------------------------------------------------------
Net investment income                                                                    7,518,550
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                          (443,972)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                     465,079
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                   3,350,238
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  3,371,345
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $10,889,895
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                  Year ended May 31
----------------------------------------------------------------------------------------------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  7,518,550       $  8,004,949
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                             21,107          3,538,697
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                             3,350,238         (6,356,255)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     10,889,895          5,187,391
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (6,368,622)        (7,001,986)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,175,109)        (1,049,588)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (19,547)            (3,649)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                        (2,799,875)        (4,209,725)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                     526,742         (7,077,557)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       151,059,126        158,136,683
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $98,014 and $140,414, respectively)                                          $151,585,868       $151,059,126
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    For the
                                                                                   nine months
Per-share                                                                            ended
operating performance                                  Year ended May 31             May 31             Year ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996            1995+             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.84            $9.01            $8.84            $9.47            $9.07
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .46              .47              .38              .51              .54
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .19             (.17)             .17             (.61)             .47
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .65              .30              .55             (.10)            1.01
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.46)            (.47)            (.38)            (.50)            (.55)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                                         --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.46)            (.47)            (.38)            (.53)            (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.03            $8.84            $9.01            $8.84            $9.47
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            7.52             3.38             6.45*           (1.07)           11.54
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $122,743         $126,716         $136,598         $142,950         $145,304
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .98             1.03              .70*             .97              .89
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.11             5.20             4.42*            5.55             5.82
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              73.61           108.68            51.48*           34.68             5.72
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from August 31 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.






Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    For the
                                                                                   nine months                  For the period
Per-share                                                                            ended        Year ended     July 15, 1993+
operating performance                                  Year ended May 31             May 31        August 31       to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996            1995+             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.82            $9.00            $8.83            $9.47            $9.39
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .40              .41              .34              .45              .11
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .20             (.18)             .17             (.61)             .03
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .60              .23              .51             (.16)             .14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.40)            (.41)            (.34)            (.45)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                                         --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.40)            (.41)            (.34)            (.48)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.02            $8.82            $9.00            $8.83            $9.47
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            6.94             2.60             5.99*           (1.80)            1.45*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $28,340          $24,050          $21,538          $16,247           $2,974
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.63             1.67             1.19*            1.60              .19*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.44             4.52             3.89*            4.82              .43*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              73.61           108.68            51.48*           34.68             5.72
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from August 31 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                         Year ended     July 3, 1995+
operating performance                                                                                 May 31        to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                    $8.85            $8.86
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    .43(c)           .41
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                               .19             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                    .62              .39
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.43)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                            --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                                                                                            --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.43)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                          $9.04            $8.85
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                                               7.19             4.44*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                          $503             $293
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                               1.28             1.09*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                               4.75             4.28*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 73.61           108.68
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from August 31 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1997

Note 1
Significant accounting policies

Putnam Arizona Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Arizona state income tax as Putnam Management believes is consistent with preservation of capital by investing primarily in a portfolio of Arizona tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustee.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $2,487,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

  Loss Carryover           Expiration
------------------   --------------------
    $1,952,000            May 31, 2003
    $  351,000            May 31, 2004
    $  184,000            May 31, 2005

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of capital loss carryover, market discount, and realized and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1997, the fund reclassified $2,328 to increase undistributed net investment income and $2,328 to increase accumulated net realized loss on investments. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

G) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $44,979. These expenses have been fully amortized over a five-year period as of May 31, 1997.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next of the next $5 billion, 0.340% of the next $5 billion and 0.33% thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the funds investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At May 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the May 31, 1997, fund expenses were reduced by $97,728 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $390 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $19,256 and $167 from the sale of class A and class M shares, respectively and $64,409 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $107,277,609 and $211,012,790, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transaction in capital shares were as follows:

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,483,127      $13,346,426
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       313,766        2,821,411
------------------------------------------------------------
                                  1,796,893       16,167,837

Shares
repurchased                      (2,547,785)     (22,902,316)
------------------------------------------------------------
Net decrease                       (750,892)     $(6,734,479)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,377,124      $12,414,424
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       356,388        3,182,603
------------------------------------------------------------
                                  1,733,512       15,597,027

Shares
repurchased                      (2,558,466)     (23,092,926)
------------------------------------------------------------
Net decrease                       (824,954)     $(7,495,899)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         762,312       $6,839,527
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        67,815          609,235
------------------------------------------------------------
                                    830,127        7,448,762

Shares
repurchased                        (413,367)      (3,714,173)
------------------------------------------------------------
Net increase                        416,760       $3,734,589
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         806,485       $7,259,464
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        61,931          556,769
------------------------------------------------------------
                                    868,416        7,816,233

Shares
repurchased                        (537,152)      (4,835,200)
------------------------------------------------------------
Net increase                        331,264       $2,981,033
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          36,584         $327,649
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,538           13,848
------------------------------------------------------------
                                     38,122          341,497

Shares
repurchased                         (15,692)        (141,482)
------------------------------------------------------------
Net increase                         22,430         $200,015
------------------------------------------------------------

                                         For the period
                                          July 3, 1995
                                         (commencement
                                        of operations) to
                                          May 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          32,771         $301,786
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           374            3,355
------------------------------------------------------------
                                     33,145          305,141

Shares
repurchased                              --               --
------------------------------------------------------------
Net increase                         33,145         $305,141
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 99.14% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in Januay 1998 will show the tax status of all distributions paid to your account in calendar 1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS**

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

                * Formerly Natural Resources Fund

                + Formerly Overseas Growth Fund

    [DBL. DAGGER] Formerly OTC Emerging Growth Fund

   [SECTION MARK] Not available in all states.

               ** Relative to above.

               ++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

 [2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency; and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34407-855/235/2AA   7/97